February 2, 1996
                       DREYFUS ASSET ALLOCATION
                               FUND, INC.
                         SUPPLEMENT TO PROSPECTUS
                         DATED SEPTEMBER 1, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND," "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES," AND "HOW TO REDEEM FUND SHARES":
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:
        *      Dreyfus TELETRANSFER Privilege
        *      Telephone Exchange Privilege
        *      Wire Redemption Privilege
        *      Telephone Redemption Privilege
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE
SECTION ENTITLED "MANAGEMENT OF THE FUND."
        Effective February 1, 1996, the Fund's primary portfolio manager is Timothy M. Ghriskey. Mr. Ghriskey has been employed by The Dreyfus Corporation since July 1995. Prior thereto, he served as Vice President and Associate Managing Partner of Loomis, Sayles & Company from 1988 to June 1995.
550s020295